UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2019 (September 20, 2019)
SERVICE PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)
Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634
(Address of Principal Executive Offices) (Zip Code)
617-964-8389
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K/A, the terms "we", "us", "our" and "SVC" refer to Service Properties Trust (formerly known as Hospitality Properties Trust) and its consolidated subsidiaries, unless the context indicates otherwise.

Explanatory Note

We are filing this Current Report on Form 8-K/A, or this Amendment, to amend and supplement the Current Report on Form 8-K dated September 20, 2019, or the September Current Report.

On June 2, 2019, we reported (i) that we had entered into an equity purchase agreement dated as of June 2, 2019, or the SMTA Agreement, by and among SVC, Spirit MTA REIT, a Maryland real estate investment trust, or SMTA, SMTA Financing JV, LLC, a Delaware limited liability company, or Seller, and Banner NewCo LLC, a Delaware limited liability company, or Newco. Pursuant to the SMTA Agreement, we agreed to acquire all of the limited liability company interests of Newco, to which, at the closing of the SMTA Acquisition (as defined below), (i) Seller transferred all of the limited liability company interests of each of (1) Spirit Master Funding, LLC, a Delaware limited liability company, (2) Spirit Master Funding II, LLC, a Delaware limited liability company, (3) Spirit Master Funding III, LLC, a Delaware limited liability company, (4) Spirit Master Funding VI, LLC, a Delaware limited liability company, and (5) Spirit Master Funding VIII, LLC, a Delaware limited liability company, or collectively, the Acquired Companies, and (ii) SMTA transferred certain current liabilities to us, or collectively, the SMTA Acquisition, for a purchase price of aggregate cash consideration of $2.4 billion, subject to customary adjustments and prorations, plus certain debt prepayment penalties we agreed to pay that were associated with the redemption of notes issued by the Acquired Companies under its asset-backed securitization platform.

As previously reported in the September Current Report, we completed the SMTA Acquisition on September 20, 2019.

We are amending and supplementing the September Current Report to provide the historical financial statements required by Item 9.01(a) of Form 8-K within the time period required by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This Amendment should be read in conjunction with the September Current Report.

Item 9.01. Financial Statements and Exhibits.

This Amendment includes (i) the combined statement of revenues and certain expenses of the Acquired Companies for the year ended December 31, 2018 and six months ended June 30, 2019, which are pursuant to the requirements of Rule 3-14 of Regulation S-X, and (ii) unaudited pro forma financial data for us which give effect to (a) our acquisitions of the Acquired Companies, (b) our issuance of $1.7 billion of unsecured senior notes completed in September 2019, the proceeds of which were used to fund a portion of the SMTA Acquisition, and (c) our disposition of certain assets acquired as part of the SMTA Acquisition as if these transactions occurred on January 1, 2018.

The pro forma financial information is not necessarily indicative of the expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to our existing leases or leases we may enter into after June 30, 2019, and for other reasons. Actual future results are likely to be different than amounts presented in the unaudited pro forma consolidated financial statements and such differences may be significant.

Neither we nor our affiliates are related to the Seller. The historical financial statements listed in Item 9.01(a) present the results of operations of the Acquired Companies during periods prior to the acquisitions by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which we expect may not be comparable to our expected future operations. In deciding to purchase the Acquired Companies, we considered their revenue sources, including those that have been affected, and are expected to be affected in the future, by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for retail-oriented properties and the ability of the tenants of the properties to make rent payments when due and to pay the properties' expenses, including, but not limited to, utility costs, real estate taxes and other expenses, and the portion of such expenses which may be paid by us and recovered from the tenants. Changes in these factors or other factors described in the notes to the pro forma data provided below or otherwise will cause future operating results to differ from the historical and pro forma operating results presented, but cannot be predicted at this time; however, after reasonable inquiry, we are not currently aware of any other material factors relating to the properties that would cause the financial information reported herein not to be indicative of future operating results.

(a) Financial Statements of Businesses Acquired.

The following financial statements of the Acquired Companies are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Report of independent auditors

•	Combined statement of revenues and certain expenses for the year ended December 31, 2018 and six months ended June 30, 2019

•	Notes to the combined statement of revenues and certain expenses

(b) Pro Forma Financial Information.

The following pro forma financial information for SVC is attached as Exhibit 99.2 and incorporated by reference herein:

•	Introduction to unaudited pro forma combined financial statements

•	Unaudited pro forma combined balance sheet as of June 30, 2019

•	Unaudited pro forma combined statement of income for the year ended December 31, 2018 and six months ended June 30, 2019

•	Notes to unaudited pro forma combined financial statements

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Combined statement of revenues and certain expenses of SMTA Properties for the year ended December 31, 2018 and six months ended June 20, 2019

99.2	Unaudited pro forma combined financial statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Service Properties Trust

		By:	/s/ Brian E. Donley
		Name:	Brian E. Donley
		Title:	Chief Financial Officer and Treasurer

Dated:	November 6, 2019